    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 1998

                                                  REGISTRATION NO. 333-


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        AMERICAN DENTAL PARTNERS, INC.
            (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                8099                               04-3297858
(State or Other Jurisdiction of          (Primary Standard Industrial               (I.R.S. Employer
Incorporation or Organization)           Classification Code Number)               Identification No.)

                        301 Edgewater Place, Suite 320
                        Wakefield, Massachusetts 01880
                                (781) 224-0880
                             (781) 224-4216 (fax)
   (Address, Including Zip Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                               Gregory A. Serrao
               Chairman, President and Chief Executive Officer
                        American Dental Partners, Inc.
                        301 Edgewater Place, Suite 320
                        Wakefield, Massachusetts 01880
                                (781) 224-0880
                             (781) 224-4216 (fax)
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                              Agent for Service)


                                  COPIES TO:


     Gary A. Wadman, Esq.                   Keith F. Higgins, Esq.
    Baker & Hostetler LLP                        Ropes & Gray
    65 East State Street                    One International Place
    Columbus, Ohio 43215                     Boston, Massachusetts
       (614) 228-1541                            (617) 951-7000
    (614) 462-2616 (fax)                      (617) 951-7050 (fax)


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any of the securities being registered in this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box./ /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-39981

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./ /

If the delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box./ /


                   CALCULATION OF ADDITIONAL REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                   Proposed Maximum        Proposed Maximum
   Title of Each Class of        Amount to be     Offering Price Per      Aggregate Offering         Amount of
 Securities to be Registered      Registered(1)          Share(2)               Price(2)         Registration Fee
----------------------------      ----------             -----                  -----            ----------------

-------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value       287,500              $15.O0               $4,312,500               $1,273.00
-------------------------------------------------------------------------------------------------------------------

(1) Includes 37,500 shares of Common Stock that the Underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to the provisions of Rule 457(a) under the Securities Act of 1933.



                               EXPLANATORY NOTE

  American Dental Partners, Inc. (the "Company") is filing this Registration Statement on Form S-1 in accordance with Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-39981), registering 2,300,000 shares of Common Stock, $.01 par value, filed by the Company on November 12, 1997, with the Securities and Exchange Commission (the "Commission") as amended by Amendment No. 1 to the Registration Statement on Form S-1 filed by the Company with the Commission on December 31, 1997, Amendment No. 2 to the Registration Statement on Form S-1 filed by the Company with the Commission on January 30, 1998, Amendment No. 3 to the Registration Statement on Form S-1 filed by the Company with the Commission on February 26, 1998, and Amendment No. 4 to the Registration Statement on Form S-1 filed by the Company with the Commission on March 23, 1998, which was declared effective on April 15, 1998, are incorporated herein by reference.

  The following opinions and consents are filed as exhibits to this Registration
Statement:

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wakefield, Commonwealth of Massachusetts, on the 15th day of April, 1998.

                                 AMERICAN DENTAL PARTNERS, INC.



                                 By:   /s/ Gregory A. Serrao
                                    ----------------------------
                                       Gregory A. Serrao
                             Chairman, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                     Capacity in Which Signed                        Date
             ---------                     ------------------------                        ----
/s/ Gregory A. Serrao                   Chairman, President and Chief                    April 15, 1998
-----------------------------------     Executive Officer and Director
GREGORY A. SERRAO                       (principal executive officer)

/s/ Ronald M. Levenson                  Senior Vice President, Chief                     April 15, 1998
-----------------------------------     Financial Officer and Treasurer
RONALD M. LEVENSON                      (principal financial and accounting
                                        officer)

Dr. Gregory T. Swenson*                 Director                                         April 15, 1998
-----------------------------------
DR. GREGORY T. SWENSON

Martin J. Mannion*                      Director                                         April 15, 1998
-----------------------------------
MARTIN J. MANNION

James T. Kelly*                         Director                                         April 15, 1998
-----------------------------------
JAMES T. KELLY

Derril W. Reeves*                       Director                                         April 15, 1998
-----------------------------------
DERRIL W. REEVES


* The undersigned, Gregory A. Serrao, by signing his name hereto, does hereby execute this Registration Statement on his own behalf personally and on behalf of each of the above-named directors of the Registrant pursuant to the Powers of Attorney executed by such directors and filed with the Commission as exhibits to the Registration Statement on Form S-1.

                                         /s/  Gregory A. Serrao
                                         ----------------------
                                           GREGORY A. SERRAO

Exhibit
Number              Exhibit Description*
--------            -------------------
5                   Opinion of Baker & Hostetler LLP
23(a)               Consent of Baker & Hostetler LLP (Contained in Exhibit 5)
23(b)               Consent of KPMG Peat Marwick LLP

* All other exhibits are incorporated by reference to the Company's Registration Statement on Form S-1, as amended (Registration No. 333-39981), which was declared effective on April 15, 1998.